QCR HOLDINGS, INC.

                         3551-7th Street, Suite 204 |X|
                          Moline, IL 61265 Phone (309)
                         736-3580 |X| Fax (309) 736-3149


                                 March 26, 2003

Dear Fellow Stockholder:

On behalf of the board of directors and management of QCR Holdings, Inc., we cordially invite you to attend the annual meeting of stockholders of QCR Holdings, Inc. to be held at 10:00 a.m. on May 7, 2003, at The Lodge located at 900 Spruce Hills Drive, Bettendorf, Iowa. The accompanying notice of annual meeting of stockholders and proxy statement discuss the business to be conducted at the meeting. We have also enclosed copies of our 2002 Annual Report to Stockholders for your review. At the meeting we will report on our operations and the outlook for the year ahead.

The annual meeting will be held for the purposes of electing persons to serve as Class I directors and transacting such other business as may properly come before the meeting. We recommend you vote your shares for the director nominees.

We encourage you to attend the meeting in person. Regardless of whether you plan to attend the meeting, please complete, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD in the enclosed envelope. This will assure that your shares are represented at the meeting.

We look forward to seeing you and visiting with you at the meeting.


Very truly yours,


/S/ Michael A. Bauer                            /s/ Douglas M. Hultquist
-------------------------------------           --------------------------------
Michael A. Bauer                                Douglas M. Hultquist
Chairman of the Board                           President

                               QCR HOLDINGS, INC.

                         3551-7th Street, Suite 204 |X|
                          Moline, IL 61265 Phone (309)
                         736-3580 |X| Fax (309) 736-3149


                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 7, 2003



To the stockholders of QCR HOLDINGS, INC.:

The annual meeting of stockholders of QCR Holdings, Inc., a Delaware corporation, will be held at The Lodge, 900 Spruce Hills Drive, Bettendorf, Iowa on Wednesday, May 7, 2003, at 10:00 a.m., local time, for the following purposes:

1.   to elect three Class I directors for a term of three years, and

2. to transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

The board of directors has fixed the close of business on March 19, 2003, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. In the event there are an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

By order of the Board of Directors


/s/ Todd A. Gipple
------------------
Todd A. Gipple
Secretary



Moline, Illinois
March 26, 2003

                                 PROXY STATEMENT

QCR Holdings, Inc., a Delaware corporation, is the holding company for Quad City Bank and Trust Company and Cedar Rapids Bank and Trust Company. Quad City Bank and Trust Company is an Iowa banking association located in Bettendorf, Iowa, with banking locations in Bettendorf and Davenport, Iowa and in Moline, Illinois. Cedar Rapids Bank and Trust Company is also an Iowa banking association located in Cedar Rapids, Iowa. Quad City Bancard, Inc. is our wholly owned subsidiary, which functions as a credit card center that provides cardholder and merchant credit card processing services. Allied Merchant Services, Inc. was an independent sales organization in the merchant credit card business. In October 2002, as a result of Bancard's sale of its ISO related merchant credit card operations, Allied's operations as an ISO were ceased. We also own all of the common stock of QCR Holdings Capital Trust I, a Delaware business trust. We created this business trust to issue trust preferred securities to the public. When we refer to our subsidiaries in this proxy statement, we are collectively referring to Quad City Bank & Trust, Cedar Rapids Bank & Trust, Quad City Bancard, Allied and the business trust.

This proxy statement is furnished in connection with the solicitation by the board of directors of QCR Holdings of proxies to be voted at the annual meeting of stockholders to be held at The Lodge, 900 Spruce Hills Drive, Bettendorf, Iowa, on May 7, 2003, at 10:00 a.m., local time, and at any adjournments or postponements of the meeting. We changed our fiscal year from ending on June 30th of each year to December 31st, beginning on December 31, 2002. We have enclosed our 2002 annual report, which includes consolidated financial statements of QCR Holdings and our subsidiaries. This proxy statement and related materials are first being mailed to stockholders of QCR Holdings on or about March 26, 2003.

The following is information regarding the meeting and the voting process, and is presented in a question and answer format.

Why am I receiving this proxy statement and proxy card?

You are receiving a proxy statement and proxy card from us because on March 19, 2003, the record date for the annual meeting, you owned shares of QCR Holdings' common stock. This proxy statement describes the matters that will be presented for consideration by the stockholders at the annual meeting. It also gives you information concerning those matters to assist you in making an informed decision.

When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

What matters will be voted on at the meeting?

You are being asked to vote on the election of three Class I directors of QCR Holdings for a term expiring in 2006. The nominees and other information relating to the election of directors are more fully described in this proxy statement.

How do I vote?

You may vote either by mail or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted "for" all nominees named in this proxy statement.

If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a legal proxy from your broker in order to vote in person at the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

What does it mean if I receive more than one proxy card?

It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy forms to ensure that all your shares are voted. If you received more than one proxy card but only one copy of the proxy statement and annual and transitional reports, you may request additional copies from us at any time.

If I hold shares in the name of a broker, who votes my shares?

If you received this proxy statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors and the ratification of independent auditors, but cannot vote on non-routine matters, such as an amendment to the certificate of incorporation or the adoption or amendment of a stock option plan, unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on matters on which your broker does not have discretionary authority to vote, your broker will return the proxy card to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a "broker non-vote" and will affect the outcome of the voting as described below, under "How many votes are needed for approval of each proposal?" Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

What if I change my mind after I return my proxy?

If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

o    signing another proxy with a later date and returning that proxy to us;

o    sending notice to us that you are revoking your proxy; or

o    voting in person at the meeting.

If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

How many votes do we need to hold the annual meeting?

A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

Shares are counted as present at the meeting if the stockholder either:

o    is present and votes in person at the meeting; or

o    has properly submitted a signed proxy card or other proxy.

On March 19, 2003, the record date, there were 2,773,212 shares of common stock outstanding. Therefore, at least 1,386,607 shares need to be present at the annual meeting in order to hold the meeting and conduct business.

What happens if a nominee is unable to stand for re-election?

The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than the number of nominees presented for election at the meeting. The board has no reason to believe any nominee will be unable to stand for re-election.

What options do I have in voting on each of the proposals?

You may vote "for" or "withhold authority to vote for" each nominee for director. You may vote "for," "against" or "abstain" on any other proposal that may properly be brought before the meeting. Abstentions will be considered in determining the presence of a quorum but will not affect the vote required for the election of directors.

How many votes may I cast?

Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

How many votes are needed for each proposal?

The three individuals receiving the highest number of votes cast "for" their election will be elected as Class I directors of QCR Holdings. Broker non-votes and abstentions will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present on the matter.

All other proposals must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes and abstentions will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present on the matter.

Where do I find the voting results of the meeting?

We will announce voting results at the meeting. The voting results will also be disclosed in our Form 10-Q for the quarter ending June 30, 2003.

Who bears the cost of soliciting proxies?

We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of QCR Holdings or of our subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

                              ELECTION OF DIRECTORS

Our directors are divided into three classes having staggered terms of three years. Stockholders will be entitled to elect three (3) Class I directors for a term expiring in 2006. The board has nominated Michael A. Bauer, James J. Brownson and Henry Royer to serve as Class I directors.

Other than as described above, we have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. Set forth below is information concerning the nominees for election and for each of the other persons whose terms of office will continue after the meeting, including age, year first elected a director and business experience during the previous five years. The nominees, if elected at the annual meeting of stockholders, will serve as Class I directors for a three year term expiring in 2006. The board of directors recommends that stockholders vote FOR all of the nominees for director.

                                    NOMINEES

Name                      Director          Positions with QCR Holdings, Quad City Bank & Trust, Cedar
(Age)                      Since                    Rapids Bank & Trust and Quad City Bancard
--------------------------------------------------------------------------------------------------------
CLASS I
(Term Expires 2006)

Michael A. Bauer            1993         Chairman of the Board and Director of QCR Holdings; President,
(Age 54)                                 Chief Executive Officer and Director of Quad City Bank & Trust;
                                         Director of Cedar Rapids Bank & Trust; Chairman of the Board
                                         and Director of Quad City Bancard

James J. Brownson           1997         Director of QCR Holdings; Secretary and Director of Quad City
(Age 57)                                 Bank & Trust

Henry Royer                 2002         Director of QCR Holdings; Chairman of the Board and Director of
(Age 71)                                 Cedar Rapids Bank & Trust

                              CONTINUING DIRECTORS

Name                       Director        Positions with QCR Holdings, Quad City Bank & Trust, Cedar
(Age)                       Since                  Rapids Bank & Trust and Quad City Bancard
----------------------------------------------------------------------------------------------------------
CLASS II
(Term Expires 2004)

Larry J. Helling             2001         Director of QCR Holdings; President, Chief Executive Officer
(Age 46)                                  and Director of Cedar Rapids Bank & Trust; Director of Quad
                                          City Bank & Trust

Douglas M. Hultquist         1993         President, Chief Executive Officer and Director of QCR Holdings;
(Age 47)                                  Chairman of the Board and Director of Quad City Bank & Trust;
                                          Director of Cedar Rapids Bank & Trust; Secretary, Treasurer and
                                          Director of Quad City Bancard

John W. Schricker            1993         Director of QCR Holdings; President and Director of Quad City
(Age 56)                                  Bancard

CLASS III
(Term Expires 2005)

Patrick S. Baird             2002         Director of QCR Holdings; Director of Cedar Rapids Bank & Trust
(Age 48)

John K. Lawson               2000         Director of QCR Holdings and Quad City Bank & Trust
(Age 62)

Ronald G. Peterson           1993         Director of QCR Holdings and Quad City Bank & Trust
(Age 59)

All of our directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. All of our executive officers hold office for a term of one year. There are no arrangements or understandings between any of the directors, executive officers or any other person pursuant to which any of our directors or executive officers have been selected for their respective positions. Mr. Royer is also a director of Media Sciences International, Inc., a company registered under the Securities Exchange Act, and a trustee of Berthel Growth and Income Fund I, a business trust registered under the Investment Company Act of 1940.

The business experience of each of the nominees and continuing directors for the past five years is as follows:

Patrick S. Baird is President and Chief Executive Officer of AEGON USA, Inc., a U.S. subsidiary of the international insurance company, AEGON nv. He is also an officer and director of many of AEGON USA's life insurance subsidiaries. He currently serves on the board of directors of the Kirkwood Foundation, Waypoint (formerly YMCA) and Priority One in Cedar Rapids. Mr. Baird has been a director of Cedar Rapids Bank & Trust since September 2001.

Michael A. Bauer, prior to co-founding QCR Holdings, was employed from 1971 to 1992 by the Davenport Bank and Trust Company located in Davenport, Iowa with assets of approximately $1.8 billion, as of December 31, 1992. In January 1992 he was named President and Chief Operating Officer, while from 1989 to 1992 he served as Senior Vice President in charge of all lending. Mr. Bauer currently serves as a director of St. Ambrose University, Genesis Medical Center, Kahl Home for the Aged and Infirm, Davenport ONE, and the Illowa Council, Boy Scouts of America. He also currently serves on the Community Bank Council of the Chicago Federal Reserve. Mr. Bauer is a member of Rotary Club of Davenport and Crow Valley Golf Club. He also serves as Chairman of the Finance Council of the Diocese of Davenport and the Finance Council of St. Paul The Apostle Church. Along with Mr. Hultquist, Mr. Bauer received the 1998 Ernst & Young "Entrepreneur of the Year" award for the Iowa and Nebraska region.

James J. Brownson is the President of W.E. Brownson Co., a manufacturers' representative agency located in Davenport, Iowa, and has been in that position since 1978. Mr. Brownson began his career in 1967 as a staff auditor with Arthur Young & Co., CPA's, of Chicago, Illinois. From 1969 until 1978, Mr. Brownson was employed by Davenport Bank & Trust Company, where he left as Senior Vice President and Cashier. He is a past member of the National Sales Representative Council of Crane Plastics, Columbus, Ohio, and Dayton Rogers Manufacturing Co., Minneapolis, Minnesota. Mr. Brownson has been director and Secretary of Quad City Bank & Trust since October 1993.

Larry J. Helling was previously the Executive Vice President and Regional Commercial Banking Manager of Firstar Bank in Cedar Rapids with a focus on the Cedar Rapids metropolitan area and the Eastern Iowa region. Prior to his seven years with Firstar, Mr. Helling spent twelve years with Omaha National Bank. He is a graduate of Cedar Rapids' Leadership for Five Seasons program and currently serves on the board of directors of the Cedar Rapids Symphony, board of trustees of Big Brothers/Big Sisters, board of directors of Downtown Rotary, board of trustees of Junior Achievement, in addition to serving on the board of directors for Quad City Bank & Trust and Cedar Rapids Bank & Trust. Mr. Helling is a member of the Cedar Rapids Country Club. In addition, he is actively involved in numerous school and church related activities and committees.

Douglas M. Hultquist is a certified public accountant and previously served as a tax partner with two major accounting firms. He began his career with KPMG Peat Marwick in 1977 and was named a partner in 1987. In 1991, the Quad Cities office of KPMG Peat Marwick merged with McGladrey & Pullen. Mr. Hultquist served as a tax partner in the Illinois Quad Cities office of McGladrey & Pullen from 1991 until co-founding QCR Holdings in 1993. During his public accounting career, Mr. Hultquist specialized in bank taxation and mergers and acquisitions. Mr. Hultquist serves on the board of directors of the PGA TOUR John Deere Classic and was its Chairman for the July 2001 tournament. Mr. Hultquist also serves on the board of The Robert Young Center for Mental Health and he is a past member and Secretary of the Augustana College board of trustees and serves on its Planned Giving Council. He is a member of the Short Hills Country Club. Mr. Hultquist is a member of the American Institute of CPAs and the Iowa Society of CPAs. Along with Mr. Bauer, Mr. Hultquist received the 1998 Ernst & Young "Entrepreneur of the Year" award for the Iowa and Nebraska region.

John K. Lawson began his career with Deere & Company in 1958 as an engineering co-op trainee and retired in 2002. He received his mechanical engineering degree in 1962, and by the mid 1960's, he was assigned to the Deere & Company European Office in Heidelberg, Germany. His responsibilities included working with the manufacturing engineering operations in eight European and African countries. He returned to the United States in 1968, and held positions in several manufacturing operations, including General Manager, Dubuque and Davenport. In 1985, Mr. Lawson was named Vice President, Manufacturing, Agricultural Equipment Division. In 1992, he became President, Lawn and Grounds Care Division. In his final position with Deere & Company as Senior Vice President, Technology and Engineering for Deere & Company, Mr. Lawson was responsible for the company's engineering, business computer systems, quality, supply management, and communications areas. He serves on the board of directors of the Iowa State University Foundation, Iowa College Foundation, and Junior Achievement of the Quad Cities Area. Mr. Lawson also serves as an Advisory Board Member for Varied Investments, located in Muscatine, Iowa. Mr. Lawson has been director of Quad City Bank & Trust since July 1997.

Ronald G. Peterson is the President and Chief Executive Officer of the First State Bank of Western Illinois, located in La Harpe, Illinois, and has served in that position since 1982. Mr. Peterson is also President of that bank's holding company, Lamoine Bancorp, Inc. He currently serves as President of the LaHarpe Educational Foundation, Treasurer of the Western Illinois University Foundation and a member of the McDonough District Hospital Development Council. Mr. Peterson has been a director of Quad City Bank & Trust since October 1993.

Henry Royer is a 30 year veteran of the banking industry who served as President of Merchants National Bank in Cedar Rapids, IA from 1983 to 1994. He is currently Executive Vice President of Berthel Fisher Planning, Inc., President of Berthel SBIC, LLC and General Manager of Berthel Growth and Income Trust I. Henry currently serves as the Chairman of the board of directors of the Mid-America Housing Partnership. He is the past President of the Cedar Rapids Chamber of Commerce and the past Chairman of Priority One. Henry has served as a director or trustee for many Cedar Rapids companies or institutions including the Cedar Rapids Art Museum, Coe College, Iowa Electric Light and Power Company, Mercy Hospital, and United Way. Mr. Royer has been the Chairman of the board of directors of Cedar Rapids Bank & Trust since September 2001.

John W. Schricker has been the President of Quad City Bancard since March 1995. From April 1994, until Quad City Bancard was organized in March 1995, he was the manager of Quad City Bank & Trust's Credit Card Division. Prior to that, he was a Vice President with Electronic Exchange and Transfer Corporation. Mr. Schricker had served with Davenport Bank and Trust Company from 1975 to 1992 as Vice President in charge of the Credit Card Division.

Corporate Governance and the Board of Directors

General. Currently, there are nine numbers of the board of directors of QCR Holdings. Directors, Baird, Brownson, Lawson, Peterson and Royer are deemed to be "independent" as that term is defined by the Nasdaq Stock Market, Inc. A total of seven regularly scheduled and special meetings were held by the board of directors of QCR Holdings in calendar 2002. During that time, all directors attended at least 75 percent of the meetings of the board and the committees on which they served during the period they served on the board.

All directors of QCR Holdings received quarterly fees of $1,250 during calendar 2002. They also received fees of $100 for attendance at each meeting of the board of directors. In addition, non-employee directors received fees of $200 per committee meeting attended. All directors of Quad City Bank & Trust received quarterly fees of $1,250 during calendar 2002. They also received fees of $100 for attendance at each meeting of the board of directors. In addition, non-employee directors received fees of $200 per committee meeting attended. All non-employee directors of Cedar Rapids Bank & Trust received fees of $400 for attendance at each meeting of the board of directors and $200 for attendance at each committee meeting during the 2002 calendar year.

The committees of the board of directors of QCR Holdings are the audit committee, the executive committee, compensation and benefits committee and the technology committee.

Audit Committee. The audit committee consists of directors Brownson, Lawson and Royer. Each member of the audit committee is an "independent" director, as that term is defined by Nasdaq. The audit committee met four times in calendar 2002.

The functions performed by the audit committee include, but are not limited to, the following:

o    the  selection  of  our  independent   auditors  and  pre-approval  of  all
     engagements and fee arrangements;

o    reviewing the independence of the independent auditors;

o reviewing actions by management on recommendations of the independent auditors and internal auditors;

o meeting with management, the internal auditors and the independent auditors to review the effectiveness of our system of internal control and internal audit procedures;

o reviewing our earnings releases and reports filed with the Securities and Exchange Commission; and

o reviewing reports of bank regulatory agencies and monitoring management's compliance with recommendations contained in those reports.

To promote independence of the audit function, the audit committee consults separately and jointly with the independent auditors, the internal auditors and management. The audit committee has adopted a written charter, which sets forth the committee's duties and responsibilities. We attached a copy of the audit commitee charter to the 2001 proxy statement.

Executive Committee. In 2002, the executive committee took over the roles of the former board affairs committee and certain duties of the compensation and benefits committee. This change was done to consolidate the duties of the board while maximizing the decisions made by the independent directors. The executive committee is comprised of Messrs. Baird, Brownson, Lawson, Peterson and Royer, each of whom is deemed to be independent under the rules set forth by Nasdaq. The executive committee is charged with overseeing our corporate governance programs, board policies, committee structure and membership reviewing and recommending the nominees for election to the board of directors, and reviewing and establishing the salaries and compensation of our executive officers. The executive committee met once in calendar 2002. The board affairs committee, which was replaced by the executive committee, met four times in calendar 2002.

Compensation and Benefits Committee. The compensation and benefits committee consists of directors Bauer, Hultquist, Helling, and Lawson, as well as Arthur
L. Christofferson, director of Cedar Rapids Bank & Trust and Joyce E. Bawden and John H. Harris, directors of Quad City Bank & Trust. The compensation and benefits committee has authority to perform policy reviews and to oversee and direct the compensation and personnel functions of the employees, with the exception of our executive officers. The compensation and benefits committee met three times during calendar 2002.

Technology Committee. The technology committee consists of directors Bauer, Helling, Hultquist, Ann M. Lipsky, director of Cedar Rapids Bank & Trust and John H. Harris, director of Quad City Bank & Trust. The technology committee reviews the technology plans of QCR Holdings and its subsidiaries for the future. The technology committee met three times during calendar 2002.

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation paid or granted to QCR Holding's chief executive officer and the other executive officers who had an aggregate salary and bonus which exceeded $100,000 for the calendar year ended December 31, 2002.

                                                      SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Long Term
                                                           Annual Compensation                  Compensation
                                                                                                   Awards
------------------------------------------------------------------------------------------------------------------------------------
            (a)                   (b)             (c)           (d)              (e)                (g)                (i)
                                                                                                 Securities
                                                                             Other Annual        Underlying         All Other
Name and                       Calendar                                      Compensation         Options/        Compensation
Principal Position             Year (1)      Salary($)(2)   Bonus($)(3)         ($)(4)            SARs(#)              ($)
------------------------------------------------------------------------------------------------------------------------------------
Douglas M. Hultquist              2002       $   172,500    $    92,500       $   33,558          $    ---          $   21,701 (6)
President and Chief               2001       $   170,000    $    65,000              ---             5,000          $   24,820 (7)
Executive Officer of              2000       $   155,000    $    57,500              ---             3,750          $   23,964 (8)
QCR Holdings,
Chairman of Quad City
Bank & Trust
------------------------------------------------------------------------------------------------------------------------------------
Michaal A. Bauer                  2002       $   172,500    $    92,500       $   15,587               ---          $   30,213 (6)
Chairman of QCR                   2001       $   170,000    $    65,000       $      ---             5,000          $   29,820 (7)
Holdings, President and           2000       $   155,000    $    57,500              ---             3,750          $   28,964 (8)
Cheif Executive Officer
of Quad City Bank &
Trust
------------------------------------------------------------------------------------------------------------------------------------
Larry J. Helling (5)              2002       $   161,500    $    49,800       $      ---               ---          $   21,677 (6)
President and Chief               2001       $   124,450    $    16,000              ---            18,100          $   12,964 (7)
Executive Officer of
Cedar Rapids Bank &
Trust
------------------------------------------------------------------------------------------------------------------------------------
John W. Schricker                 2002       $    50,000    $    76,900              ---                75         $  202,994 (6)
President of Quad City            2001       $    50,000    $    51,050              ---               100         $    5,614 (7)
Bancard, Inc.                     2000       $    50,000    $   103,915              ---               100         $    6,679 (8)
------------------------------------------------------------------------------------------------------------------------------------
Todd A. Gipple                    2002       $   127,500    $    58,700              ---             1,575         $   20,434 (6)
Executive Vice President          2001       $   120,000    $    33,000              ---             4,100         $    8,287 (7)
and Chief Financial               2000       $   112,500    $    30,000              ---             7,600         $    6,809 (8)
Officer of QCR Holdings
------------------------------------------------------------------------------------------------------------------------------------

(1) QCR Holdings changed its fiscal year end from June 30 to December 31 following its last filed Form 10-K for the fiscal year ended June 30, 2002. Therefore, the Summary Compensation Table has been restated to include information regarding the compensation of the named executive officers for the calendar years ended December 31, 2002, 2001 and 2000.

(2) Includes amounts deferred under the QCR Holdings, Inc. 401(k)/Profit Sharing Plan (the "401(k) Plan") and the deferred compensation agreements.

(3) As indicated above, bonus payments have been restated to a calendar year basis from a fiscal year basis. Bonuses were previously paid in July each year, but beginning with the six month transition period ended December 31, 2002, bonsues will be paid in January following the close of each year.

(4) Represents amount of tax benefit rights paid on behalf of Messrs. Bauer and Hultquist in connection with their exercise of stock options.

(5) Mr. Helling joined Cedar Rapids Bank & Trust as Chief Executive Officer in April 2001 and, therefore, we are only providing compensation information for 2002 and 2001.

                                       9

(6) During the 2002 calendar year, each individual had contributions made to the 401(k) plan for his benefit as follows: Mr. Hultquist - $5,666; Mr. Bauer - $9,178; Mr. Helling - $8,712; Mr. Schricker- $8,240; and Mr. Gipple
     - $9,669. In addition, each received term life insurance which had a per person premium cost as follows: Messrs. Hultquist and Bauer - $1,035; Mr. Helling - $965; Mr. Schricker - $300 and Mr. Gipple - $765. In addition, pursuant to the deferred compensation agreements entered into between QCR Holdings and each of Messrs. Hultquist, Bauer, Helling and Gipple, QCR Holdings contributed deferred compensation of $15,000 for Mr. Hultquist, $20,000 for Mr. Bauer, $12,000 for Mr. Helling and $10,000 for Mr. Gipple. Mr. Schricker also received a one-time payment of $183,450 in connection with the revenue received as a result of the sale of the merchant credit card portfolio. Mr. Schricker also received one month payment on his severance compensation agreement in the amount of $11,004.

(7) Messrs. Hultquist and Bauer each had contributions made to the 401(k) Plan for their benefit for the 2001 calendar year in the amounts of $8,800. Messrs. Helling, Schricker and Gipple had contributions made to the 401(k) Plan for their benefit in the amounts of $6,004, $5,314 and $7,567, respectively. In addition, each received term life insurance which had a per person premium cost of $1,020 for Messrs. Bauer and Hultquist, $960 for Mr. Helling, $300 for Mr. Schricker and $720 for Mr. Gipple. In addition, pursuant to the deferred compensation agreements entered into between QCR Holdings and each of Messrs. Hultquist, Bauer and Helling, QCR Holdings contributed deferred compensation of $15,000 for Mr. Hultquist, $20,000 for Mr. Bauer and $6,000 for Mr. Helling.

(8) Messrs. Hultquist and Bauer each had contributions made to the 401(k) Plan for their benefit for the 2000 calendar year in the amounts of $8,034. Messrs. Schricker and Gipple had contributions made to the 401(k) Plan for their benefit in the amounts of $6,379 and $6,134, respectively. In addition, each received term life insurance which had a per person premium cost of $930 for Messrs. Bauer and Hultquist, $300 for Mr. Schricker and $675 for Mr. Gipple. In addition, pursuant to the deferred compensation agreements entered into between QCR Holdings and each of Messrs. Hultquist and Bauer, QCR Holdings contributed $15,000 of Mr. Hultquist's deferred compensation and $20,000 of Mr. Bauer's deferred compensation.

The following table sets forth certain information concerning the number and value of stock options granted in the 2002 calendar year to the individuals named in the Summary Compensation Table.

-----------------------------------------------------------------------------------------------------------------------
                                         OPTION GRANTS IN 2002 CALENDAR YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                  Individual Grants
-----------------------------------------------------------------------------------------------------------------------
             (a)                     (b)               (c)               (d)               (e)               (f)
                                                    % of Total                                            Grant Date
                                   Options       Options Granted     Exercise or                        Present Value
                                   Granted       to Employees in     Base Price         Expiration        ($)(2)(3)
             Name                   (#)(1)         Fiscal Year         ($/Sh)              Date
-----------------------------------------------------------------------------------------------------------------------
Michael A. Bauer                        ---            ---           $      ---            ---            $    ---
-----------------------------------------------------------------------------------------------------------------------
Douglas M. Hultquist                    ---            ---           $      ---            ---            $    ---
-----------------------------------------------------------------------------------------------------------------------
Larry T. Helling                        ---            ---           $      ---            ---            $    ---
-----------------------------------------------------------------------------------------------------------------------
John W. Schricker                        75            0.4%          $    14.80       June 30, 2012       $    557
-----------------------------------------------------------------------------------------------------------------------
Todd A. Gipple                        1,500            8.2%          $    11.18      January 5, 2012      $  8,415
                                         75            0.4%          $    14.80       June 30, 2012       $    557
-----------------------------------------------------------------------------------------------------------------------

(1) Options vest in five equal annual portions beginning one year from the date of grant.

(2) The Black-Scholes valuation model was used to determine the grant date present values. Significant assumptions include: risk-free interest rate, 5.62% and 5.68%; expected option life, 10 years; expected volatility, 24.54% and 24.22% and expected dividends, 0%. (Grants have not been made since QCR Holdings commenced paying a dividend in January 2003.

(3) The ultimate value of the options will depend on the future market price of our common stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an executive may realize upon the exercise of an option will depend on the excess of the market value of our common stock, on the date the option is exercised, over the exercise price of the option.

The following table sets forth certain information concerning the number of stock options at December 31, 2002 held by the individuals named in the Summary Compensation Table.

--------------------------------------------------------------------------------------------------------------------
                         AGGREGATED OPTION/SAR EXERCISES IN 2002 CALENDAR YEAR AND CY-END
                                                 OPTION/SAR VALUES
--------------------------------------------------------------------------------------------------------------------
          (a)                 (b)            (c)                   (d)                            (e)
                                                                Number of                      Value of
                                                               Securities                     Unexercised
                                                               Underlying                    in-the-money
                                                               Unexercised                   Options/SARs
                                                             Options/SARs at                      at
                                                               CY End (#)                     CY End ($)
--------------------------------------------------------------------------------------------------------------------
                             Shares
                          Acquired on       Value
          Name            Exercise (#)  Realized ($)  Exercisable   Unexercisable    Exercisable    Unexercisable
--------------------------------------------------------------------------------------------------------------------
Michael A. Bauer             10,000        $83,800        36,000         7,750        $  235,338     $  27,944
--------------------------------------------------------------------------------------------------------------------
Douglas M. Hultquist         24,000       $180,420        32,000         7,750        $  194,418     $  27,944
--------------------------------------------------------------------------------------------------------------------
Larry J. Helling              ---            ---           3,620        14,480        $   23,171     $  92,684
--------------------------------------------------------------------------------------------------------------------
John W. Schricker             ---            ---           1,680           258        $   13,875     $      571
--------------------------------------------------------------------------------------------------------------------
Todd A. Gipple                ---            ---           3,860         9,415        $   16,251     $  46,287
--------------------------------------------------------------------------------------------------------------------

Employment Agreements. We entered into employment agreements with Messrs. Bauer and Hultquist dated July 1, 2000. These agreements each have a three year term and in the absence of notice from either party to the contrary, the employment term under each agreement extends for an additional one year on the anniversary of each agreement. Pursuant to these agreements, beginning on July 1, 2000 Messrs. Bauer and Hultquist will each receive minimum salaries of $170,000. The agreements include provisions for the increase of compensation on an annual basis, performance bonuses, membership in a Quad Cities country club, an automobile allowance and participation in our benefit plans. Messrs. Bauer and Hultquist have also entered into deferred compensation agreements, allowing each to defer up to $15,000 of their salary. The deferred compensation agreements provide for us to match the amounts deferred by each and contribute an amount for the benefit of Messrs. Bauer and Hultquist. In the case of Mr. Hultquist, the amount we may contribute is limited to $15,000, and for Mr. Bauer we may contribute up to $20,000. Full benefits under the agreements will be payable to Messrs. Bauer and Hultquist when they reach 65 years of age.

We have also entered into employment agreements with John W. Schricker, Todd A. Gipple and Larry J. Helling. Mr. Schricker entered into an employment agreement dated July 1, 1997. Under the agreement, Mr. Schricker receives a base salary of $50,000, plus an annual bonus equal to 12% of Bancard's first $200,000 of adjusted annual net income, 10.5% of the next $300,000, 9% of the next $500,000 and 7.5% of any adjusted annual net income in excess of $1,000,000. Mr. Schricker is also entitled to participate in our benefit plans. The agreement was terminated in October 2002, upon Quad City Holdings' announcement of Bancard's sale of its independent sales organization related merchant credit card operations to iPayment, Inc. Mr. Gipple's employment agreement, dated January 5, 2000, provides that Mr. Gipple is to receive a minimum salary of $110,000. The agreement includes a provision for the increase in compensation on an annual basis, performance bonuses, membership in a Quad Cities country club and participation in our benefit plans. Mr. Gipple entered into a deferred compensation agreement with us on January 1, 2002 under which he may defer up to $10,000 ($5,000 in the fiscal year ended June 30, 2002) of his salary and we will match the amount deferred by him. Mr. Helling entered into an employment agreement dated April 11, 2001. Under the agreement, Mr. Helling receives a base annual salary of $160,000 and is eligible to participate in a deferred compensation agreement under which he may defer up to $12,000 of his salary and we will match the amount deferred by him. The agreement also includes a provision for the increase in compensation on an annual basis, performance bonuses, membership in two Cedar Rapids country clubs, an automobile allowance and participation in our benefit plans.

All of the employment agreements are terminable at any time by either our board of directors or the respective officer. We may terminate these agreements at any time for cause without incurring any post-termination obligation to the terminated officer. Each agreement provides severance benefits in the event the officer is terminated without cause, including severance compensation equal to one year of the officer's salary for Messrs. Bauer and Hultquist, and six months for Messrs. Schricker, Gipple and Helling. We must also pay the officer all accrued salary, vested deferred compensation and other benefits then due the officer. If the officer is terminated upon a change in control, the officer is to be paid severance compensation equal to three times his salary for Messrs. Bauer and Hultquist, and two times salary for Messrs. Schricker, Gipple and Helling, at the rate then in effect at the time of termination. Each of Messrs. Hultquist and Bauer is prohibited from competing with us or our subsidiaries within a 20-mile radius of the main office for a period of two years following the termination of his employment agreement. In the case of Mr. Schricker, the radius is 200 miles and the term is one year. In the case of Mr. Gipple, the radius is 30 miles from the main office and the term is two years. In the case of Mr. Helling, the radius is 60 miles from the center of Cedar Rapids and the term is two years.

Compensation Committee Interlocks and Insider Participation

During the 2002 calendar year, the executive committee, which sets the salaries and compensation for our executive officers, was comprised of Messrs. Baird, Brownson, Lawson, Peterson and Royer. The compensation and benefits committee, which sets the salaries and compensation of all employees who are not executive officers, consisted of Messrs. Bauer, Hultquist, Helling, Lawson, Christofferson and Harris and Ms. Bawden. Messrs. Bauer, Hultquist and Helling are executive officers and do not participate in any decisions involving their own compensation.

Executive Committee Report on Executive Compensation

The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by QCR Holdings shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

The executive committee of our board of directors is comprised of five directors of QCR Holdings. The committee is responsible for recommendations to the board of directors for compensation of our executive officers. In determining compensation, the following factors are generally taken into consideration:

o the performance of the executive officers in achieving our short and long term goals;

o payment of compensation commensurate with the ability and expertise of the executive officers; and

o an attempt to structure compensation packages so that they are competitive with similar companies.

The committee considers the foregoing factors, as well as others, in determining compensation. There is no assigned weight given to any of these factors.

Additionally, the committee considers various benefits, such as our 401(k) plan and the stock option plan, together with perquisites in determining compensation. The committee believes that the benefits provided through the stock based plans more closely tie the compensation of the officers to the interests of the stockholders and provide significant additional performance incentives for the officers which directly benefit the stockholders through an increase in the stock value.

Annually, the executive committee evaluates four primary areas of performance in determining the chief executive officer's level of compensation. These areas are:

o    our long-range strategic planning and implementation;

o    our financial performance;

o our compliance with regulatory requirements and relations with regulatory agencies; and

o the individual's effectiveness of managing relationships with stockholders and the board of directors.

When evaluating our financial performance to determine the compensation package for our chief executive officer, the committee considered profitability, asset growth and risk management. The primary evaluation criteria are considered to be essential to our long-term viability and were given equal weight in the evaluation. Finally, the committee considered the provisions of the chief executive officer's current employment agreement and reviewed compensation packages of peer institutions, as well as compensation surveys provided by independent third parties, to ensure that the chief executive officer's compensation is competitive and commensurate with his level of performance. Based on the evaluation of all of these factors, the committee determined that the chief executive officer's primary compensation would be the minimum salary provided under his employment agreement and a bonus of $50,000 for the transition period ended December 31, 2002.


                              Executive Committee:
                                Patrick S. Baird
                                James J. Brownson
                                 John K. Lawson
                               Ronald G. Peterson
                                   Henry Royer

Stockholder Return Performance Presentation

The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by QCR Holdings shall not be deemed to include the following performance graph and related information unless such graph and related information are specifically stated to be incorporated by reference into such document.

The graphical presentation omitted herein shows a comparison of cumulative total returns for QCR Holdings, the Nasdaq Stock Market (US Companies) and an index of Nasdaq bank stocks for the period commencing June 30, 1998. The graph was prepared at our request by SNL Securities, Charlottesville, Virginia.

                               QCR Holdings, Inc.
                                  Period Ending

                      06/30/98  06/30/99  06/30/00  06/30/01  06/30/02  12/31/02
                      ----------------------------------------------------------

QCR Holdings, Inc.     $100.00   $ 83.20   $ 75.59   $ 48,52   $ 69.38   $ 79.46
Nasdaq - Total US       100.00    143.67    212.43    115.14     78.44     71.79
Nasdaq Bank Index       100.00     98.77     80.99    112.35    125.93    116.38

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding our common stock beneficially owned on December 31, 2002, by each director, by each executive officer named in the summary compensation table and by all directors and executive officers of QCR Holdings as a group. To the best of our knowledge, no person was the beneficial owner of more than five percent of our common stock as of December 31, 2002. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership of securities within 60 days of December 31, 2003.

Name of Individual and                          Amount and Nature of                           Percent
Number of Persons in Group                      Beneficial Ownership(1)                       of Class
--------------------------                      -----------------------                       --------

Directors and Nominees
Patrick S. Baird                                            23,115 (2)                            *
Michael A. Bauer                                            51,669 (3)                          1.86%
James J. Brownson                                           19,627 (4)                            *
Todd A. Gipple                                              20,378 (5)                            *
Larry J. Helling                                            25,523 (6)                            *
Douglas M. Hultquist                                        54,129 (7)                          1.95%
John K. Lawson                                               6,170 (8)                            *
Ronald G. Peterson                                           8,600 (9)                            *
Henry Royer                                                  5,291 (10)                           *
John W. Schricker                                           24,552 (11)                           *
All directors and executive officers as a
    group (10 persons)                                     246,922 (12)                         8.77%
------------------------------------

*        Less than 1%.

(1) Amounts reported include shares held directly, including certain shares subject to options, as well as shares held in retirement accounts, by certain members of the named individuals' families or held by trusts of which the named individual is a trustee or substantial beneficiary.
     Inclusion of shares shall not constitute an admission of beneficial ownership or voting and sole investment power over included shares. The nature of beneficial ownership for shares listed in this table is sole voting and investment power, except as set forth in the following footnotes.

(2) Includes 22,750 shares held jointly by Mr. Baird and his spouse and 365 shares held in a trust, all of which he has shared voting and investment power. Excludes 200 option shares not presently exercisable.

(3) Includes 20,000 shares subject to options which are presently exercisable and over which Mr. Bauer has no voting and sole investment power. Also includes 3,378 shares held by his minor children, 4,575 shares held in an IRA account, 3,990 shares held in a trust, 4,305 shares held in the 401(k) Plan and 12 shares held by his wife, all of which he has shared voting and investment power.

(4) Includes 1,410 shares subject to options which are presently exercisable and over which Mr. Brownson has no voting and sole investment power. Also includes 1,865 shares held jointly by Mr. Brownson and his spouse, 1,350 shares held by his spouse, 3,872 shares held in a trust, and 11,130 shares held in an IRA account, all of which he has shared voting and investment power. Excludes 590 option shares not presently exercisable.

(5) Includes 3,360 shares subject to options which are presently exercisable and over which shares Mr. Gipple has no voting and sole investment power. Also includes 9,815 shares held in an IRA account, 200 shares held by his children and 813 shares held in the 401(k) Plan, over which he has shared voting and investment power. Excludes 7,415 option shares not presently exercisable.

(6) Includes 2,420 shares subject to options which are presently exercisable and over which shares Mr. Helling has no voting and sole investment power. Also includes 21,500 shares held in an IRA account, 992 shares held in a trust and 611 shares held in the 401(k) Plan, all of which he has shared voting and investment power. Excludes 9,680 option shares not presently exercisable.

                                       14

(7) Includes 16,000 shares subject to options which are presently exercisable and over which Mr. Hultquist has no voting and sole investment power. Also includes 6,225 shares held by his spouse or for the benefit of his children, 2,700 shares held in an IRA account, 4,088 shares held in a trust and 3,783 shares in the 401(k) Plan, all of which he has shared voting and investment power.

(8) Includes 340 shares subject to options which are presently exercisable and over which Mr. Lawson has no voting and sole investment power. Also includes 2,830 shares held in trust, over which shares he has shared voting and investment power. Excludes 460 option shares not presently exercisable.

(9) Includes 2,130 shares subject to options which are presently exercisable and over which Mr. Peterson has no voting and sole investment power. Also includes 4,220 shares held in a trust, over which shares he has shared voting and investment power. Excludes 620 option shares not presently exercisable.

(10) Includes 4,500 shares held in an IRA account and 791 shares held in a trust, over all of which Mr. Royer has shared voting and investment power. Excludes 400 option shares not presently exercisable.

(11) Includes 1,680 shares subject to options which are presently exercisable and over which Mr. Schricker has no voting and sole investment power. Also includes 311 shares held by his spouse or minor children, 2,483 shares held in a trust and 9,957 shares held in the 401(k) Plan, all of which he has shared voting and investment power. Excludes 258 option shares not presently exercisable.

(12) Excludes 20,916 option shares not presently exercisable.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires that our executive officers and directors and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which our shares of common stock are traded. Such persons are also required to furnish us with copies of all
Section 16(a) forms they file. Based solely on our review of the copies of such forms, we are aware of an incident that prevented one of its directors to comply with the filing requirements of Section 16(a) during the last calendar year.

                          TRANSACTIONS WITH MANAGEMENT

Our directors and officers and their associates were customers of and had transactions with QCR Holdings, Quad City Bank & Trust and Cedar Rapids Bank & Trust during the calendar year ended December 31, 2002. Additional transactions are expected to take place in the future. All outstanding loans, commitments to loan, and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. From January 1, 2002 through December 31, 2002, Quad City Bancard paid approximately $2,371,769 to Nobel Electronic Transfer, LLC, for merchant credit card processing services. John W. Schricker, a director of QCR Holdings and the President and a director of Quad City Bancard, is a principal of Nobel. Additionally, QCR Holdings owns 20% of the capital of Nobel. Our management believes that the terms on which the above described transaction was conducted are no less favorable to us than would have been obtained from an unaffiliated third party.

                             AUDIT COMMITTEE REPORT

The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by QCR Holdings shall not be deemed to include the following report and related information unless such report is specifically stated to be incorporated by reference into such document.

The audit committee assists the board of directors in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The audit committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K. The committee is comprised solely of independent directors.

The audit committee has reviewed and discussed our audited financial statements for the calendar year ended December 31, 2002 with our management and McGladrey & Pullen, LLP, our independent auditors. The committee has also discussed with McGladrey & Pullen, LLP the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from McGladrey & Pullen, LLP required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and McGladrey & Pullen, LLP, the committee has recommended to the board that the audited financial statements be included in our transitional report on Form 10-K for the six month period ending December 31, 2002 for filing with the Securities and Exchange Commission.

                                Audit Committee:
                                James J. Brownson
                                 John K. Lawson
                                   Henry Royer

                         INDEPENDENT PUBLIC ACCOUNTANTS

Representatives of McGladrey & Pullen, LLP, our independent public accountants, are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Accountant Fees

Audit Fees. The aggregate fees and expenses billed by McGladrey & Pullen, LLP in connection with the audit of our annual financial statements as of and for the six-month transition period ended December 31, 2002 and for the required review of our financial information included in our SEC filings for the fiscal year ended December 31, 2002 was $72,799.

Financial Information Systems Design and Implementation Fees. There were no fees incurred for these services during the 2002 calendar year.

All Other Fees. The aggregate fees and expenses billed by McGladrey & Pullen, LLP and RSM McGladrey, Inc. (an affiliate of McGladrey and Pullen LLP) for all other services rendered to us during the transition period ended December 31, 2002 was $59,685.

The audit committee, after consideration of the matter, does not believe that the rendering of these services by McGladrey & Pullen, LLP to be incompatible with maintaining McGladrey & Pullen, LLP's independence as our principal accountant.

                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Any proposal which a stockholder wishes to have included in our proxy materials relating to the next annual meeting of stockholders, which is scheduled to be held in May 2004, must be received at our principal executive offices at 3551-7th Street, Suite 204, Moline, Illinois 61265, no later than November 27, 2003 in order to consider it for inclusion in our proxy materials and must otherwise comply with the notice and other provisions of our bylaws.

                   REPORT ON FORM 10-K AND TRANSITIONAL REPORT

Our report on Form 10-K (without exhibits) and transitional report will be included as part of our annual report to stockholders, which will be mailed to each stockholder of record as of the record date for the annual meeting. We will furnish without charge to each person whose proxy is solicited, and to each person representing that he or she is a beneficial owner of our common stock as of the record date for the meeting, upon written request, copies of our annual report on Form 10-K and transitional report as filed with the Securities and Exchange Commission, together with the financial statements and schedules thereto. Such written request should be sent to Ms. Shellee R. Showalter, Quad City Bank and Trust Company.

                       By order of the Board of Directors


/s/ Michael A. Bauer                            /s/ Douglas M. Hultquist
----------------------------------              --------------------------------
Michael A. Bauer                                Douglas M. Hultquist
Chairman                                        President



Moline, Illinois
March 26, 2003

                       ALL STOCKHOLDERS ARE URGED TO SIGN
                         AND MAIL THEIR PROXIES PROMPTLY